================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 11, 2005

                            DATASTREAM SYSTEMS, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
                 ----------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

                  0-25590                          57-0813674
         ------------------------       --------------------------------
         (Commission File Number)       (IRS Employer Identification No.)

       50 Datastream Plaza, Greenville, South Carolina         29605
       -----------------------------------------------       ----------
          (Address of Principal Executive Offices)           (Zip Code)

                                 (864) 422-5001
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

ITEM 8.01  OTHER EVENTS.

        On February 11, 2005, Datastream Systems, Inc. (the "Company") received a notification from the Nasdaq Listing Qualifications Panel (the "Panel") informing the Company that the Panel has granted the Company's request to extend the filing deadline for its Form 10-Q for the quarter ended September 30, 2004 to March 15, 2005 for continued listing on The Nasdaq Stock Market.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        DATASTREAM SYSTEMS, INC.

                                        By:   /s/ C. Alex Estevez
                                              ------------------------
                                              C. Alex Estevez
                                              Chief Financial Officer
                                              (principal financial and
                                              accounting officer)

Dated: February 16, 2005